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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                   FORM 8-K


                                CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


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      Date of Report (Date of earliest event reported): December 7, 1998





                           SUCCESS BANCSHARES, INC.
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            (Exact name of registrant as specified in its charter)





           Delaware                           0-23235                    36-34976644
-------------------------------       ------------------------       ---------------------
(State or other jurisdiction of       (Commission File Number)         (I.R.S. Employer
         incorporation)                                              Identification Number)




           One Marriott Drive
         Lincolnshire, Illinois                                       60069
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(Address of principal executive offices)                            (Zip Code)





                                (847) 634-4200
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             (Registrant's telephone number, including area code)





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ITEM 5.    OTHER EVENTS.

        Success Bancshares, Inc. has announced the appointment of Wilbur G. Meinen as President and Chief Executive Officer of the Company and its majority owned subsidiary, Success National Bank. Mr. Meinen replaces Saul D. Binder, who died suddenly on July 12, 1998. A copy of the press release issued by the Company with respect to such matter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial statements of business acquired.

        Not applicable.

(b)     Pro forma financial information.

        Not applicable.

(c)     Exhibits.

        99.1 Press Release, issued on December 7, 1998, of Success Bancshares, Inc.


















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                                  SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        SUCCESS BANCSHARES, INC.

Date: December 22, 1998


                                        By:
                                           ---------------------------------
                                           Name: Wilbur G. Meinen
                                           Title: Chief Executive Officer

























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                                EXHIBIT INDEX




Exhibit Number                      Description
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     99.1       Press Release, issued on December 7, 1998, of Success
                Bancshares, Inc.